                                                                   EXHIBIT 10.92

                     PHARMACY DISPENSING SERVICES AGREEMENT

                                 BY AND BETWEEN

                     AMERICAN PHARMACEUTICAL SERVICES, INC.

                                       AND

                     --------------------------------------

                     PHARMACY DISPENSING SERVICES AGREEMENT

         This Pharmacy Dispensing Services Agreement ("Agreement") is made and entered into as of the first day of January 2001, by and between American Pharmaceutical Services, Inc., a Delaware corporation ("APS"), and _____________________, a __________ corporation doing business as
_____________________________________, located at
______________________________________________("Facility").

                                    RECITALS

         WHEREAS, the Facility is engaged in the operation of a nursing facility;

         WHEREAS, APS is a licensed pharmacy in the State of _______________ and is in the business of selling and supplying prescription and nonprescription pharmaceutical products ("Pharmacy Products") to residents of nursing, assisted living and other long-term care facilities; and

         WHEREAS, the parties hereto desire to enter into this Agreement with respect to the provision of Pharmacy Products identified on Exhibit A hereto and as set forth herein by APS to the Facility and to the residents of the Facility ("Residents");

         NOW, THEREFORE, for and in consideration of the foregoing recitals and of the mutual promises contained in this Agreement the parties hereto hereby agree as follows:

                                    ARTICLE I
                      REPRESENTATIONS AND WARRANTIES OF APS

1.1 Necessary Licenses and Qualifications. APS represents and warrants that it has and shall maintain for the term hereof all necessary qualifications, certificates, approvals, permits and licenses required pursuant to applicable federal, state and local laws and regulations to provide the Pharmacy Products under this Agreement.

1.2 Authority. APS represents and warrants that it has all necessary power and authority to execute, deliver and perform this Agreement.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF FACILITY

2.1 Necessary Licenses and Qualifications. Facility represents and warrants that it has and shall maintain for the term hereof all necessary qualifications, certificates, approvals, permits and licenses required pursuant to applicable federal, state and local laws and regulations to operate the Facility.

2.2 Authority. Facility represents and warrants that it has all necessary power and authority to execute, deliver and perform this Agreement with respect to the Facility.

2.3 Professional Management Responsibility. Facility hereby represents and warrants that it retains professional management responsibility over all services furnished hereunder, and retains all management and administrative rights and responsibilities normally assumed by the operator of a nursing facility.

                                   ARTICLE III
                                  APS SERVICES

         APS shall provide the Pharmacy Products set forth in this Article III to the Facility in compliance with the standards set forth herein and as may be otherwise required by applicable law.

3.1      Pharmacy Products.

         (a) Upon the prescribing physician's or Facility's, as the case may be, order, APS agrees to deliver promptly prescription and non-prescription drugs and supplies within reasonable times to the Facility. If, for any reason, APS is unable to deliver requested item(s) within a reasonable time, then APS shall promptly notify the Facility of its inability to so deliver. APS will, at all times, use its best efforts to secure and deliver all ordered drugs and supplies. In the event that the item ordered is not available, APS will use its best efforts to contact the prescribing physician to determine whether an alternate item might be prescribed.

         (b) APS will provide the Facility with an appropriate number of stat medication kits and a use policy which shall conform to all applicable rules and regulations. It is further understood and agreed by both parties that use of an item from such kit shall be pursuant only to a drug order by a licensed physician. Facility agrees to promptly report to APS the usage of any item from the stat medication kit to facilitate the billing for said items to the appropriate Resident. In the event that Facility fails to report such usage, the cost of replenishing the stat medication kit to the approved list of contents shall be borne by Facility.

3.2 Pharmacy Consulting Services. This Agreement does not include the provision of pharmacy consulting services as required under the conditions of participation in the Medicare and Medicaid programs for nursing facilities. The provision of those services on a consultant or advisory basis shall be provided under and covered exclusively by a separate agreement.

3.3      APS General Service Requirements.

         (a) APS agrees to provide all Pharmacy Products pursuant to the terms of this Agreement Monday through Friday during normal business hours and shall provide on-call services twenty-four
                  (24) hours per day, seven (7) days per week throughout the calendar year.

         (b) APS shall institute purchase order, invoice and product shipment procedures to facilitate efficient and timely ordering and delivery of Pharmacy Products for use in connection with Residents. APS shall arrange for the delivery of Pharmacy Products at such time or times as are appropriate to facilitate their use in the treatment of Residents for whom the Pharmacy Products are ordered.

         (c) APS shall provide to the Facility all forms APS deems necessary for the proper execution of the Pharmacy Supply delivery system. Such forms include, but shall not be limited to, drug order and re-order forms, delivery receipt forms and communication orders.

         (d) As permitted by applicable law, APS shall, from time to time, make available to the Facility certain materials and equipment necessary or appropriate for the ordering and provision of the Pharmacy Products provided hereunder. The materials and equipment so provided may include, without limitation and as mutually agreed by the parties hereto, stat medication kits, medication carts and drug delivery systems, telecommunications equipment, reference books, films, slides, manuals and audio-visual equipment and training aids. It is understood and agreed to by Facility that all such items of material and equipment shall at all times remain the property of APS and upon demand by APS shall be returned to APS in their original condition subject to normal wear and tear. Facility shall cause all such items to be used solely in connection with the ordering or provision of Pharmacy Products hereunder.

                                   ARTICLE IV
                  FACILITY OBLIGATIONS WITH RESPECT TO SERVICES

         In connection with the ordering and receipt of the Pharmacy Products set forth in Article III, Facility agrees that:

4.1 Resident Status. The Facility will notify APS as to the status of each Resident regarding source of reimbursement for Pharmacy Products and shall promptly notify APS as to changes of reimbursement. Notification shall include the provision to APS of copies of Medicare, Medicaid and insurance coverage cards.

4.2 Physician Orders. The Facility shall promptly notify APS regarding the physician order for Pharmacy Products, including any physician change orders.

4.3 Use of Material and Equipment Provided by APS. Facility shall be liable for, and shall indemnify and defend APS from and against, any and all damages, costs, liabilities, expenses and losses, including, without limitation, the cost of repairs or replacement, whatsoever sustained or incurred as a result of casualty to or loss of, or the misuse or otherwise improper use of, any and all material and equipment provided by APS for the use of Facility in connection with the provision of Pharmacy Products pursuant to the terms hereof.

                                    ARTICLE V
                               BILLING AND PAYMENT

5.1      Billing and Payment for Pharmacy Products.

         (a) The payment rates applicable to the Pharmacy Products provided hereunder shall be as set forth in Exhibit A attached hereto.

         (b) Except as provided to the contrary in Section 5.1(c) below, APS shall bill Residents and third party payors with respect to Residents, as appropriate, for all Pharmacy Products provided by APS to Residents under this Agreement. Other than as expressly provided for herein to the contrary, Facility shall have no obligation to pay APS or liability to APS in connection therewith with respect to any and all amounts that may be billed by APS directly to third party payors or Residents pursuant to applicable law.

         (c) APS shall bill Facility, and Facility shall be liable for payment, with respect to all Pharmacy Products provided to
                  Residents:

                  (1) for whom coverage is provided under Medicare Part A at the time the Pharmacy Products are provided hereunder;

                  (2) for whom coverage is provided under Medicare Part B consolidated billing requirements in effect at the time the Pharmacy Products are provided hereunder;

                  (3) for whom coverage is provided under Medicaid payment to Facility covering the Pharmacy Products provided hereunder, or where applicable federal or state law precludes direct billing by APS of the Medicaid agency or the Resident;

                  (4) for whom payment is made by a third party payor to Facility pursuant to the terms of a contract governing payment for the Pharmacy Products provided hereunder.

5.2      Reimbursement Denial.

         (a) In the event APS claims and receives payment from Facility for Pharmacy Products which are later disallowed or recouped by Medicare, Medicaid or other third party reimbursement source, APS will repay Facility for such disallowed or recouped amounts. At its option, subject to the provisions of Section 5.2(b) below, Facility may either offset the amounts disallowed or recouped from any payment due to APS or may require APS to immediately repay Facility for the amount disallowed or recouped.

         (b) In the event of a denial or disallowance received by the Facility, the Facility will be responsible for notifying APS within seven (7) business days and shall communicate the exact nature of the denial or request for medical necessity information.

         (c) APS shall furnish to Facility all information necessary to support and substantiate the claim for payment.

         (d) Facility shall have sole discretion as to any election to appeal, settle or compromise the amount that is disallowed or recouped by Medicare, Medicaid or other third party reimbursement source.

5.3 Monthly Billing and Payment. APS shall bill Facility on a monthly basis by the fifth (5th) working day of each month for Facility charges incurred during the past month. Facility shall pay APS within thirty
         (30) days of receipt of an invoice from APS. All amounts past due by more than thirty (30) days shall bear interest at the rate of one and one-half percent (1.5%) per month, or the maximum monthly rate of interest permitted by applicable law, whichever is less.

                                   ARTICLE VI
                              TERM AND TERMINATION

6.1 Term. The initial term of this Agreement shall commence on the date first written above and shall continue for a period of one (1) year. Thereafter, this Agreement shall automatically renew for successive one
         (1) year terms, and during any such renewal term either party shall have the right to terminate this Agreement without cause by providing to the other party not less than thirty (30) days prior written notice of termination.

6.2      Termination.

         (a) This Agreement shall automatically terminate with respect to the Facility upon the revocation or cancellation of the Facility's license or certification.

         (b) Upon the suspension of the Facility's license or certification, APS shall have the right to terminate this Agreement immediately upon written notice to Facility.

         (c) If either party should materially fail to fulfill its obligations or conditions set forth herein and such default shall not be cured within thirty (30) days after written notice from the other party specifying the nature of default, the aggrieved party shall have the right to terminate this Agreement by giving written notice of termination to the defaulting party, and this Agreement shall terminate on the thirtieth (30th) day after such notice is given. Either party shall have the right to cure any such default up to, but not after, the giving of such notice of termination.

         (d)      This Agreement may be terminated pursuant to the terms of
                  Section 8.10(b).

                                   ARTICLE VII
                                     RECORDS

7.1 Patient Records. APS shall maintain accurate patient records, adequate to meet the needs of various sources of payment for patient services (payors) from which the Facility may submit bills and expect payments. Records shall be maintained of the Pharmacy Products supplied to each Resident, in accordance with the directions for the Resident's attending physician and the Facility. Notwithstanding the foregoing, the production of medical records shall remain the responsibility of the Facility.

7.2 Government Access to Records. APS and its subcontractors shall make available, upon written request from the Secretary of the U.S. Department of Health and Human Services, or the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, this Agreement, and the books, documents and records of APS that are necessary to verify the extent of costs incurred by Facility with respect to providing services under this Agreement for four (4) years thereafter the provision of such services.

7.3      APS Access to Records.

         (a) The Facility shall give APS reasonable access to all resident records, facilities and supplies necessary for the performance of its duties herein.

         (b) In the event of any dispute arising from any claim or bill submitted by APS, Facility shall give APS access to all reasonable and necessary documents and records to investigate the accuracy of the claim. Such access shall be during normal business hours following reasonable advance notice from APS.

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1 Freedom of Choice. Each Resident shall have the express right to purchase and obtain pharmaceuticals from the vendor or supplier of his or her choice, from time-to-time and at any time during the term hereof; provide, however that the Facility shall whenever possible use APS as its primary vendor, in all cases where an individual resident does not make a request for the services of another pharmacy.

8.2 Independent Contractors. In the performance by each party hereto of their respective obligations hereunder, the parties shall at all times hereunder be deemed to be independent contractors, and not the agent of the other. Except to the extent expressly provided for herein to the contrary, neither party shall have the right or power to bind the other.

8.3      Insurance.

         (a) APS shall maintain, during the term of this Agreement, liability insurance coverage for its acts and omissions in amounts of no less than one million dollars per claim and three million dollars annual aggregate. Prior to the commencement of this Agreement, APS shall provide to Facility a certificate of insurance indicating that such coverage is in effect and providing that Facility will be notified at least thirty (30) days prior to any modification, cancellation, reduction or non-renewal of such coverage. Any substantial change in coverage that might adversely affect or actually materially adversely affects Facility shall be a breach of this Agreement.

         (b) Facility shall maintain, during the term of this Agreement, liability insurance coverage for its acts and omissions in amounts of no less than one million dollars per claim and three million dollars annual aggregate. Prior to the commencement of this Agreement, Facility shall provide to APS a certificate of insurance indicating that such coverage is in effect and providing that APS will be notified at least thirty
                  (30) days prior to any modification, cancellation, reduction or non-renewal of such coverage. Any substantial change in coverage that might adversely affect or actually materially adversely affects APS shall be a breach of this Agreement.

8.4      Indemnification.

         (a) Facility shall defend, indemnify, protect and hold harmless APS and its affiliates, and the officers, directors, employees and agents of each of them, from and against any and all liability, obligation, damage, loss, cost, claim, judgment, settlement, expense or demand whatsoever, of any kind or nature, including reasonable attorneys fees and defense costs in connection therewith, arising directly or indirectly from actions taken or omissions made by Facility in its performance under this Agreement.

         (b) APS shall defend, indemnify, protect and hold harmless Facility and its affiliates, and the officers, directors, employees and agents of each of them, from and against any and all liability, obligation, damage, loss, cost, claim, judgment, settlement, expense or demand whatsoever, of any kind or nature, including reasonable attorneys fees and defense costs in connection therewith, arising directly or indirectly from actions taken or omissions made by APS or its affiliates in its performance under this Agreement.

8.5 Governing Law. Disputes arising under this Agreement shall be governed according to the internal laws of the State of ____________, without regard to the conflicts of laws provisions thereof.

8.6 Compliance with Applicable Law. In all aspects relative to the performance of their respective obligations under this Agreement, both parties shall conduct their respective businesses in accordance with applicable law.

8.7 Successors and Assigns. This Agreement shall be binding upon either party's purchasers, transferees, successors and assigns, whether by operation of law or otherwise, including but not limited to the sale of the stock, assets or any other ownership interest of a party hereto to another, or the merger or consolidation of a party hereto into another, or any transaction by which a party to this Agreement transfers its business to another as to which the duties and obligations provided for under this Agreement by either or both parties hereto arise.

8.8 Waiver of Breach. The waiver of any breach of this Agreement by either party shall not constitute a continuing waiver or a waiver of any subsequent breach of either the same or any other provision of this Agreement.

8.9 Notices. Any notice or other communication made or contemplated to be made under this Agreement shall be in writing and shall be deemed to have been received by the party to whom it is addressed on the date of delivery, if delivered by hand, or three (3) business days after it is deposited in the United States Mail, postage prepaid, return receipt requested, or the next business day after it is transmitted by Federal Express or similar overnight delivery services, addressed, in the case of APS to:

                                    American Pharmaceutical Services, Inc.
                                    1771 W. Diehl Road, Ste. 210
                                    Naperville, Illinois 60563
                                    Attn: President

                                    with a copy to:

                                    American Pharmaceutical Services, Inc.
                                    1771 W. Diehl Road, Ste. 210
                                    Naperville, Illinois 60563
                                    Attn: General Counsel

                                    and in the case of Facility to:

                                    -----------------------------------

                                    -----------------------------------

                                    -----------------------------------
                                    Attn: Administrator

         Either party may change its address for notices given hereunder by giving fifteen (15) days prior written notice in accordance with this
         Section 8.9.

8.10     Entire Agreement; Amendments.

         (a) This Agreement, together with all Exhibits hereto, which are incorporated herein and made a part hereof by this reference, constitutes the entire Agreement between the parties hereto and supersedes and cancels any other prior agreements or understandings whether written, oral or implied. This Agreement may not be amended except by an instrument in writing signed by both the parties hereto.

         (b) In the event of any material change in statutes, regulations, or enforceable governmental policies applicable to either party's obligations arising under this Agreement, or in the event of the severance of any provision hereof pursuant to
                  Section 8.11, and either party is materially and adversely affected thereby so as to materially diminish the benefits of this Agreement reasonably intended by such affected party, such affected party may provide notice of such material adverse effect to the other, and request that this Agreement be amended to resolve such material adverse effect. The parties shall then be obligated to engage in good faith negotiations in an attempt to agree upon an acceptable amendment to this Agreement for the purpose of resolving the material adverse effect. If the parties fail to agree to amend this Agreement within thirty
                   (30) days after receipt of notice of material adverse effect, the affected party may terminate this Agreement at any time thereafter, upon notice given to the other party.

8.11 Severability. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof.

8.12 Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the construction of this Agreement.

8.13 Nondiscrimination. APS shall provide all Pharmacy Products and otherwise perform all of its duties and responsibilities hereunder without unlawful discrimination on the basis of race, color, religion, national origin, sex ancestry, disability or any other basis protected by law.

                            [SIGNATURE PAGE FOLLOWS]
                                      * * *

         IN WITNESS WHEREOF, the parties have executed this Agreement in multiple counterparts, each of which shall be deemed to be an original, and all of which together shall constitute this Agreement, effective as of the date first written above.

AMERICAN PHARMACEUTICAL SERVICES, INC.



By:
   -----------------------------------------
              Chris J. Mollet

Its:  Vice President

Date: February ___, 2001

FACILITY



By:
   -----------------------------------------
              Stefano M. Miele

Its:  Vice President

Date: February ___, 2001

                                    Exhibit A

                       PAYMENT RATES FOR PHARMACY PRODUCTS

Pricing/Basic Rates

- APS will charge Facility the prevailing Medicaid rate in the respective state.

Scope:

- Basic rate will be effective for ALL prescription medications for which APS looks to the Facility for payment. This includes but may not necessarily be limited to private patients, HMO or managed care patients, PBM patients, and Medicare Part A patients.

- All payor sources except Medicaid or any other party which APS will bill direct.

Medicaid Rates by State...

         Georgia                   AWP -10% +4.62                  Illinois*             AWP -10% +5.00
         North Carolina            AWP -10% +5.60                  Indiana               AWP -10% +4.00
         Florida                   AWP -12% +4.23                  Louisiana             AWP -10.5 +5.77
         Alabama                   AWP +5.45                       Massachusetts         AWP -12% +3.00
         Virginia                  AWP -9% +4.25                   Mississippi           AWP -10% +4.91
         California                AWP -5% +3.80                   New Jersey            AWP -10% +5.00
         Michigan                  AWP -13.5% +3.72                Tennessee             AWP -10% +5.00
         Wisconsin                 AWP -10% +4.38                  Texas                 AWP -15% +5.27
         Colorado                  AWP -10% +4.08                                       ---------------
         Connecticut               AWP -12% +4.10                                                   .98
                                                                   Arizona*              AWP -15% +1.50

         *Note: Average of various formula charges. See Appendix "A."

                             OVER THE COUNTER (OTC)
                         (NON-PRESCRIPTION MEDICATIONS)

Pricing/Basic Rates

- APS is not the preferred provider for Facility for non-prescription, OTC, floor stock medications.

- APS will charge acquisition cost x 1.5 for all OTC items ordered by Facility for nonprescription needs.

- APS will fill all OTC, floor stock orders at the above pricing in its role of secondary supplier.

- Any OTC packaged patient specific should be priced the same as other prescription orders (i.e. Medicaid formula).

                                  APPENDIX "A"
                          STATE MEDICAID CHARGE DETAIL
                                ARIZONA, ILLINOIS

ARIZONA:

                         MEDICAID REIMBURSEMENT BY PLAN

         MEDICAID PLAN
         -------------
         APIPA                             AWP -12%+$1.50
         PHP                               AWP -12%+$2.95
         Cigna Comm. Choice                AWP -15%+$1.40
         Cochise Health                    Varies by contract
         Comcare                           AWP -15%+$1.25
         Health Choice                     AWP -15%+$1.50
         Mercy Care                        AWP -13%+$1.60
         Yavapai County                    Varies
         Maricopa County                   AWP -15%+$1.50
         Indian Health                     Varies by contract
         AHCCCS FFS                        Varies by rate code
         LTC FFS                           Varies by rate code

ILLINOIS:

VARIABLE FEE SCHEDULE

If AWP is $0 to $3.58 then variable fee is $3.58.
If AWP is $3.59 to $14.99 then variable fee is equal to AWP.
If AWP is $15.00 or more then variable fee is $15.00.

                                  I.V. THERAPY
                   (INTRAVENOUS THERAPY PRODUCTS AND SERVICES)

Pricing/Basic Charge (Products and Pumps)

-        Medications and solutions - AWP x .9 + $35 per diem for each therapy

-        Ancillary supplies         - Acquisition cost x 1.7

-        I.V. electronic pumps:

-        Stationary        $10/day

-        Ambulatory        $12/day

-        Elastomeric       $10/dose

Pricing/Basic Charge (Support Services)

- APS will provide support and I.V. education services as requested and will charge according to a fee schedule shown on the following page.

- Services for which APS will charge said fees will be documented on the "Infusion Therapy Services/Report of Contact Charge Slip" shown on the page behind the fee schedule.

Total Parenteral Nutrition (TPN) Pricing

- Pricing does not include charges for supply kits, administration kits, or pump rental, which are billed at the IV therapy rates.

- Pricing does not include Vascular Access for product delivery. The charges for those services will be consistent with the contracted price for the Customer.

- There are two price tiers based on grams of protein for the final solution:

         Tier I:       Standard TPN solution without lipids for 1,000 cc.                    $ 130.00/day
                            10-120 grams of protein, electrolytes, TE, MTV
         Tier II:      For TPN  solutions  in  excess  of 120  grams  of  protein  the pricing formula is AWP x 2.3

                          INFUSION THERAPY SERVICE MENU

CODE:            INFUSION THERAPY SERVICE DESCRIPTION:                                 MPAN CHARGE:
-----------------------------------------------------------------------------------------------------------
IV 002A          IV Therapy Special Needs of the Elderly 12.6 CEU's via American    $75.00 per nurse
                 Nurses Credentialing Center (Multi-facility class only)
-----------------------------------------------------------------------------------------------------------
IV 002B          Midline Insertion Class for RN's Only - multi-facility class       $100.00 per nurse
-----------------------------------------------------------------------------------------------------------
IV 002C          PICC Insertion Class for RN's Only - multi-facility class          $125.00 per nurse
-----------------------------------------------------------------------------------------------------------
IV 002D          On-site, facility-based, Inservice based on four-hour or           $50.00 for two hours
                 two-hour increments:  i.e. annual re-certification,                per participant
                 chemotherapy/TPN Inservice
-----------------------------------------------------------------------------------------------------------
IV 003A          Peripheral Insertion or Attempt                                    $90.00
-----------------------------------------------------------------------------------------------------------
IV 003B          PICC Insertion or Attempt                                          $250.00
-----------------------------------------------------------------------------------------------------------
IV 003C          Midline/PICC Assessment                                            $100.00
-----------------------------------------------------------------------------------------------------------
IV 003D          Midline Insertion or attempt                                       $150.00
-----------------------------------------------------------------------------------------------------------
IV 004           Intravenous Therapy Reference Manual (replacement)                 $100.00 per manual
-----------------------------------------------------------------------------------------------------------
IV 005           Remove PICC/Non-Tunneled Catheter                                  $150.00
-----------------------------------------------------------------------------------------------------------
IV 006           Access or De-Access Implanted Port                                 $150.00
-----------------------------------------------------------------------------------------------------------
IV 007A          Declot Central Catheters                                           $150.00
-----------------------------------------------------------------------------------------------------------
IV 007B          Repair Central Catheters                                           $150.00
-----------------------------------------------------------------------------------------------------------

           INFUSION THERAPY SERVICE'S / REPORT OF CONTACT CHARGE
                                     SLIP

Facility:                                  Date:
         -------------------------------        ---------------------

Patient:                                 Station:        Room:
        ------------------------  -----           -----       ----------

Time in facility:               AM / PM  Time out:                  AM / PM
                  -------------                   -----------------

Nursing Support / Mentoring Visit: NO CHARGE

SUPPLIES USED                                   QTY        SUPPLIES USED                              QTY
----------------------------------------------------------------------------------------------------------------
APS IV Start Kit                                           Ultrasite Injection Cap
----------------------------------------------------------------------------------------------------------------
Insyte Autogard Catheter 24g                               Clave Injection Cap
----------------------------------------------------------------------------------------------------------------
Insyte Autogard Catheter 22g                               BD Needle 18 gauge
----------------------------------------------------------------------------------------------------------------
Insyte Autogard Catheter 20 g                              BD Needle 20 gauge
----------------------------------------------------------------------------------------------------------------
First Midline Insertion Tray                               BD Syringe 10cc
----------------------------------------------------------------------------------------------------------------
First PICC Insertion Tray                                  BD Syringe 5cc
----------------------------------------------------------------------------------------------------------------
Prep Tray                                                  Clave Vial Adapter
----------------------------------------------------------------------------------------------------------------
Central Line Dressing Tray                                 Microbore 7" extension set
----------------------------------------------------------------------------------------------------------------
PICC Line Dressing Tray                                    IV Tubing End Cap Protector
----------------------------------------------------------------------------------------------------------------
Heparin Flush 10u/ml 30cc                                  Peripheral Insertion or Attempt
----------------------------------------------------------------------------------------------------------------
Heparin Flush 100u/ml 30cc                                 PICC Insertion or Attempt
----------------------------------------------------------------------------------------------------------------
NCAL 0.9% Flush 30cc                                       Midline/PICC Assessment
----------------------------------------------------------------------------------------------------------------
SASH Kit 10u/ml  5cc syringe                               Midline Insertion or attempt
----------------------------------------------------------------------------------------------------------------
SASH Kit 100u/ml 5cc syringe                               Remove PICC/Non-Tunneled Catheter
----------------------------------------------------------------------------------------------------------------
SASH Kit 10u/ml  10cc syringe                              Access or De-Access Implanted Port
----------------------------------------------------------------------------------------------------------------
SASH Kit 100u/ml   10cc syringe                            Declot Central Catheters
----------------------------------------------------------------------------------------------------------------
Midline / PICC line Introducer only                        Repair Central Catheters
----------------------------------------------------------------------------------------------------------------
Other:                                                     Other:
----------------------------------------------------------------------------------------------------------------

EDUCATION ACTIVITY CHARGES:                                                         # PARTICIPANTS:
----------------------------------------------------------------------------------------------------------------
Basic IV Therapy Course Offering
----------------------------------------------------------------------------------------------------------------
Midline Insertion Course Offering
----------------------------------------------------------------------------------------------------------------
PICC Line Insertion Course Offering
----------------------------------------------------------------------------------------------------------------
Facility On-site Education                        # hours:
----------------------------------------------------------------------------------------------------------------
Other:
----------------------------------------------------------------------------------------------------------------

COMMENTS:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

APS IV RN SIGNATURE:                   FACILITY NURSE SIGNATURE:
                    ------------------                          ---------------

              REQUIRED STANDARDS OF SERVICE FOR PHARMACY DISPENSING

Pharmacy Dispensing Model

- Within states permitting pharmacy prescription returns, a 28 or 30-day dispensing system supply of medications will be provided.

- Within states NOT permitting pharmacy prescription returns, a 14-day dispensing system supply of medications will be provided for all Facility paid residents (i.e. Medicare Part A patients). All other patients may be provided with a 28 or 30-day supply of medications.

Returns/Restocking Fee

-        There is a $5.00 restocking fee per prescription.


After Hours Service

- After hours non-emergency requests for the following will be provided at a fee of $50 per request:

         -        Routine medication refill (due to Facility error)

         -        Replace lost medication cart keys

         -        Non-emergency requests for equipment

         -        Floor stock/OTC orders

         -        Healthcare supply orders

         -        Emergency kit exchanges

         - Providing prescription service to a Resident who has not selected APS as his or her primary pharmacy supplier

Billing

- APS will bill the Facility for Medicare A patients only. At the Facility's discretion, private pay and/or selected third party patients may be billed to the Facility at the same rate as a Medicare A patient.

Reimbursement Denials

- Subject to the provisions of Section 5.2 of this Agreement but notwithstanding the provisions of Section 5.2(d) of this Agreement, APS may request and Facility shall permit APS to further appeal a disallowance or recoupment under the circumstances described in Section 5.2.

Delivery

- The standard delivery model is a once a day delivery, seven days per week. Facilities specified below will receive twice a day delivery due to higher acuity patient needs. New orders will be delivered within 4 hours and may require special delivery outside of the standard delivery run.

                    FACILITIES REQUIRING TWICE A DAY DELIVERY

                                                                         DELIVERY FREQUENCY
FACILITY NAME                                                                (PER DAY)
-------------------------------------------------------------------------------------------------------------
                     WEST REGION
-------------------------------------------------------------------------------------------------------------
Desert Sky Health & Rehab                                                        2
-------------------------------------------------------------------------------------------------------------
Desert Haven Nursing Center                                                      2
-------------------------------------------------------------------------------------------------------------
Desert Terrace Nursing Center                                                    2
-------------------------------------------------------------------------------------------------------------
East Valley HCC                                                                  2
-------------------------------------------------------------------------------------------------------------
Hearthstone of Mesa                                                              2
-------------------------------------------------------------------------------------------------------------
Las Flores HCC                                                                   2
-------------------------------------------------------------------------------------------------------------
                     SOUTH REGION
-------------------------------------------------------------------------------------------------------------
Mariner Health at Hunters Creek                                                  2
-------------------------------------------------------------------------------------------------------------
SouthHaven Manor Nursing Home                                                    2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Bel Air                                                        2
-------------------------------------------------------------------------------------------------------------
BC Nursing Care  - Powder Springs                                                2
-------------------------------------------------------------------------------------------------------------
BC Nursing Care - Austell                                                        2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Conway Lakes                                                   2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Orange City                                                    2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Palm City                                                      2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Boynton Beach                                                  2
-------------------------------------------------------------------------------------------------------------
Cedar Crest                                                                      2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Deland                                                         2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Atlantic Shores                                                2
-------------------------------------------------------------------------------------------------------------
Boulevard Manor                                                                  2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Tallahassee                                                    2
-------------------------------------------------------------------------------------------------------------
Medicana                                                                         2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Titusville                                                     2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Tampa                                                          2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Metrowest                                                      2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Inverness                                                      2
-------------------------------------------------------------------------------------------------------------
Warren Manor                                                                     2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Port Orange                                                    2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Clearwater                                                     2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Palmetto                                                       2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Tuskawilla                                                     2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Winterhaven                                                    2
-------------------------------------------------------------------------------------------------------------
                     GREAT LAKES
-------------------------------------------------------------------------------------------------------------
Mariner Health of Westchester                                                    2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Methuen                                                        2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Longwood                                                       2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Southeastern MA                                                2
-------------------------------------------------------------------------------------------------------------
Cape Regency Rehab & Nursing Ctr.                                                2
-------------------------------------------------------------------------------------------------------------

                    ATLANTIC COAST
-------------------------------------------------------------------------------------------------------------
Mariner Health at Bridebrook                                                     2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Belair                                                         2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Southern Maryland                                              2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Kensington                                                     2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Greater Laurel                                                 2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Bethesda                                                       2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Southern Connecticut                                           2
-------------------------------------------------------------------------------------------------------------
Mariner Health of North Arundel                                                  2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Forest Hill                                                    2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Overlea                                                        2
-------------------------------------------------------------------------------------------------------------
Mariner Health of NE Atlanta                                                     2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Glen Burnie                                                    2
-------------------------------------------------------------------------------------------------------------
Mariner Health at Circle Manor                                                   2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Catonsville                                                    2
-------------------------------------------------------------------------------------------------------------
Mariner Health at Pendleton                                                      2
-------------------------------------------------------------------------------------------------------------
                    ROCKY MOUNTAIN
-------------------------------------------------------------------------------------------------------------
Mariner Health of Greenwood                                                      2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Denver                                                         2
-------------------------------------------------------------------------------------------------------------
Alpine Living Center                                                             2
-------------------------------------------------------------------------------------------------------------
Boulder Manor                                                                    2
-------------------------------------------------------------------------------------------------------------
Applewood Living Center                                                          2
-------------------------------------------------------------------------------------------------------------
Terrace Gardens HCC                                                              2
-------------------------------------------------------------------------------------------------------------
Spring Creek HCC                                                                 2
-------------------------------------------------------------------------------------------------------------
                     MID-AMERICA
-------------------------------------------------------------------------------------------------------------
Mariner Health of Lebanon                                                        2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Nashville                                                      2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Newport                                                        2
-------------------------------------------------------------------------------------------------------------
Waldon HCC                                                                       2
-------------------------------------------------------------------------------------------------------------
Chateau HCC                                                                      2
-------------------------------------------------------------------------------------------------------------
Norris HCC                                                                       2
-------------------------------------------------------------------------------------------------------------
                  SOUTHEAST / TEXAS
-------------------------------------------------------------------------------------------------------------
Hearthstone                                                                      2
-------------------------------------------------------------------------------------------------------------
Green Acres - Humble                                                             2
-------------------------------------------------------------------------------------------------------------
Holiday Lodge                                                                    2
-------------------------------------------------------------------------------------------------------------
Memorial Medical                                                                 2
-------------------------------------------------------------------------------------------------------------
Mariner Health of Cypresswood                                                    2
-------------------------------------------------------------------------------------------------------------
Mariner Health of First Colony                                                   2
-------------------------------------------------------------------------------------------------------------
Mariner Health of NW Houston                                                     2
-------------------------------------------------------------------------------------------------------------
Mariner Health of SW Houston                                                     2
-------------------------------------------------------------------------------------------------------------
North Dallas Rehab                                                               2
-------------------------------------------------------------------------------------------------------------
Northway                                                                         2
-------------------------------------------------------------------------------------------------------------
RM Harlington                                                                    2
-------------------------------------------------------------------------------------------------------------
The Village                                                                      2
-------------------------------------------------------------------------------------------------------------
Allenbrook HCC                                                                   2
-------------------------------------------------------------------------------------------------------------
Las Palmas HCC                                                                   2
-------------------------------------------------------------------------------------------------------------
Beechnut Manor                                                                   2
-------------------------------------------------------------------------------------------------------------
Westbury Place                                                                   2
-------------------------------------------------------------------------------------------------------------

           MASTER AMENDMENT TO PHARMACY DISPENSING SERVICES AGREEMENTS

         THIS MASTER AMENDMENT TO PHARMACY DISPENSING SERVICES AGREEMENTS ("Amendment") is made and entered into effective as of the ______ day of ________, 2001, by and between American Pharmaceutical Services, Inc., a Delaware corporation, together with its subsidiaries and affiliates identified on the signature page to this Amendment (collectively, "APS") and all of the skilled nursing and/or nursing facilities set forth on Exhibit A to this Amendment (collectively, the "Facilities") which are owned, managed and/or leased by the subsidiaries and affiliates of Mariner Post-Acute Network, Inc, a Delaware corporation, identified on the signature page to this Amendment (collectively, "MPAN").

         WHEREAS, MPAN and certain APS entities are debtors under those jointly administered cases (the "Bankruptcy Cases") filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on January 18, 2000 captioned "In Re: Mariner Post-Acute Network, Inc., a Delaware corporation, and affiliates, Debtors" Case No. 00-113 (MFW) (Jointly Administered Case Nos. 00-113 (MFW) through 00-214 (MFW), inclusive);

         WHEREAS, APS provides pharmacy products and services (collectively, "Pharmacy Services") to the Facilities and to the residents of those Facilities (the "Residents");

         WHEREAS, MPAN and APS have entered into written agreements, and propose to enter into additional written agreements, that conform with the requirements of 42 C.F.R. ss.488.3, 483.60, and 483.75(h), to provide those Pharmacy Services (collectively, the "Pharmacy Agreements") to the Facilities;

         WHEREAS, it is contemplated that substantially all of the business and assets of APS will be sold (the "APS Sale") upon the approval of such sale by the Bankruptcy Court;

         WHEREAS, upon the December 31, 2001, expiration of the current term of a large number of the Pharmacy Agreements between MPAN and APS, the Pharmacy Agreements will renew for a twelve (12) month term, but will be subject to termination by either party, without cause, upon thirty (30) days notice;

         WHEREAS, in the event the purchaser of APS would elect to terminate all, or any number of its Pharmacy Agreements with MPAN, MPAN would need to obtain Pharmacy Services from one or more institutional pharmacy providers in thirty (30) days, and would be disadvantaged in negotiating competitive terms because of the above circumstances, and possibly be unable to find a suitable institutional pharmacy provider for certain of its Facilities and Residents due to such things as the geographic location of the Facility and the low payment rate by the Medicaid program in the state where the Facility is located;

         WHEREAS, MPAN desires to amend the Pharmacy Agreements expiring December 31, 2001, to protect its Facilities and Residents against such terminations;

         WHEREAS, APS is willing to amend the Pharmacy Agreements expiring December 31, 2001, to address the concerns of MPAN;

         WHEREAS, both MPAN and APS recognize that as a result of proposed Federal legislative changes, Residents who currently obtain Pharmacy Services under the Medicare and/or Medicaid programs, could become eligible for a Medicare and/or Medicaid drug benefit that would subject any Pharmacy Agreements between MPAN and/or APS to a capitated payment, block grant, or other managed care delivery model;

         WHEREAS, MPAN and APS desire to be in a position to respond to any such legislative and/or regulatory changes through their Pharmacy Agreements; and

         WHEREAS, MPAN and APS, upon approval by the Bankruptcy Court, desire to amend further the Pharmacy Agreements in the manner provided in this Amendment to insure the continuity of the provision of Pharmacy Services to the Facilities and the Residents upon the APS Sale, as well as to ensure that MPAN can continue to obtain the provision of quality and cost-effective Pharmacy Services for those Facilities and Residents, and that APS is not unfavorably disadvantaged, under applicable Medicare, Medicaid, and other third party payment systems and any legislative and/or regulatory changes to such payment systems;

         NOW THEREFORE, for and in consideration of the foregoing recitals and of the mutual promises contained in this Agreement the parties hereto hereby agree as follows:

         1.       TERM.

                  A. INITIAL POST-SALE TERM. The term of each Pharmacy Agreement shall automatically renew for a term of eighteen (18) months, commencing as of the closing of the APS Sale (the "Initial Post-Sale Term").

                  B. POST SALE RENEWAL TERMS. Subsequent to the Initial Post-Sale Term, each Pharmacy Agreement shall automatically renew for successive one (1) year terms (each a "Post-Sale Renewal Term") unless either party provides written notice of non-renewal (the "Non-

Renewal Notice") not less than one hundred eighty (180) days prior to the expiration of the Initial Post-Sale Term or any Post-Sale Renewal Term.

                  C. WITHOUT CAUSE TERMINATION. Notwithstanding any provision to the contrary in each Pharmacy Agreement, a Pharmacy Agreement may not be terminated "without cause" by either party during the Initial Post-Sale Term or any Post-Sale Renewal Term.

                  D. OTHER BASES FOR TERMINATION. Except as specifically provided above, each Pharmacy Agreement may be terminated in accordance with the terms, and subject to the conditions, set forth in each such Pharmacy Agreement.

                  E. CONSULTANT PHARMACIST AGREEMENTS AND RESPIRATORY THERAPY EQUIPMENT AGREEMENTS. All consultant pharmacist agreements and respiratory therapy equipment agreements entered into, or to be entered into, between APS and MPAN (collectively, the "Additional Agreements") are also amended in a manner consistent with the amendments to the Pharmacy Agreements provided in this Section 1.

         2.       RIGHT TO MATCH COMPETITIVE BID.

                  A. DEFINITIONS. For the purposes of this Section 2, the following terms shall have the following meanings:

                           (I)      "Affiliate" shall mean, as to any Person,
any Person controlling, controlled by or under common control with such Person. For purposes of this Amendment, (y) "Control" shall mean the direct or indirect power to direct or cause the direction of the management of a Person, by ownership of equity securities, by contract, or otherwise, and shall be deemed to exist with respect to any entity as to which the Person in question owns, directly or indirectly, 50% or more of the outstanding voting rights, and (z) "Person" shall mean any individual, corporation, partnership, limited liability company, or other legal entity of any nature whatsoever.

                           (II)     "Competitive Bid" shall mean a written, bona
fide, binding offer by a Qualified Pharmacy Provider (as defined below) to provide pharmacy services to the Facility: (A) on terms which are more competitive on price and, as to each of the following attributes, on terms and conditions which are comparable or superior to the terms and conditions under which such pharmacy services are then being provided by APS to the Facility pursuant to the Pharmacy Agreement: timeliness of services provided, and scope of services provided; (B) on terms which would not entail any material risk of a violation of any applicable law or regulation or of any challenge thereto by regulatory authorities with the Facility; and (C) also specifies the requirements of the next sentence. Without limitation of the foregoing, such Competitive Bid must (A) expressly offer to provide at least the same range of pharmacy and ancillary services (including consultant pharmacy services and respiratory supplies and services) as is then being provided to the Facility by APS pursuant to the Pharmacy Agreement, (B) expressly offer to provide pharmacy services for prices (with the specific price levels offered for each item of pharmacy services stated expressly) which are in the aggregate lower than those charged by APS under the Pharmacy Agreement, (C) expressly state the specific terms and conditions under which the Qualified Pharmacy Provider offers to provide each of the following attributes of pharmacy services: price, quality, timeliness of services provided, and scope of services provided, and (D) expressly offer to provide pharmacy services for a minimum of five thousand (5,000) beds at the Facilities (including those beds at the Facility) and for a duration of not less than two (2) years.

                           (III)    "Qualified Pharmacy Provider" shall mean an
institutional pharmacy (A) which possesses, and employs or otherwise retains individuals possessing, all licenses, permits, and authorizations required under applicable laws and regulations to provide pharmacy services to the Facility in the state where such Facility is located, (B) which is capable of actually providing the pharmacy services to the Facility in the state where such Facility is located, on the terms offered by such provider, (C) whose offer to provide pharmacy services, if set forth in an agreement, would not entail any material risk of a violation of any applicable law or regulation or of any challenge thereto by regulatory authorities with the Facility, and (D) which is not APS, an Affiliate of APS, any Person to which any Pharmacy Agreements are assigned by APS (but only with respect to such assigned agreements), or an Affiliate of any such Person (but only with respect to such assigned agreements).

                  B. RIGHT TO MATCH COMPETITIVE BID UPON RECEIPT OF NON-RENEWAL NOTICE. For the Initial Post-Sale Term only, APS shall have the right, in the event a Facility (the "Terminating Facility") receives a Competitive Bid from a Qualified Pharmacy Provider and thereafter issues to APS a Non-Renewal Notice, to match any Competitive Bid that a Qualified Pharmacy Provider has submitted to the Terminating Facility to provide pharmacy services to that Terminating Facility. The Non-Renewal Notice provided by the Terminating Facility to APS during the Initial Post-Sale Term only shall be accompanied by a competitive bid notice that meets the requirements of subsection 2.C. below (a "Competitive Bid Notice"). Upon the giving of such Competitive Bid Notice, the provisions of subsections 2.C. through 2.D. below shall apply. The right of APS to match a Competitive Bid as provided under this Section 2 shall be limited to the Initial Post-Sale Term only.

                  C. COMPETITIVE BID NOTICE. In order to constitute a Competitive Bid Notice pursuant to this Section 2, the notice given by the Terminating Facility must (i) be in writing and be delivered to APS, (ii) include a copy of the Competitive Bid from the Qualified Pharmacy Provider or, if the Terminating Facility is prohibited from including a copy of such Competitive Bid, a summary of the terms of the Competitive Bid in reasonably sufficient detail to enable APS to respond to such Competitive Bid, and (iii) certify to APS that such Competitive Bid constitutes a good faith Competitive Bid from a Qualified Pharmacy Provider which the Terminating Facility desires in good faith to accept, unless APS matches the terms thereof as set forth in subsection 2.D. below.

                  D. RIGHT TO MATCH COMPETITIVE BID. In the event that APS receives a Competitive Bid Notice meeting the requirements of subsection 2.C., APS shall have the right, for a period of forty five (45) days after its receipt thereof, but no obligation whatsoever, to match the Competitive Bid by furnishing notice to the Terminating Facility of its election to do so (a "Matching Bid Notice"). In the event that a Matching Bid Notice is given within such period, the Terminating Facility and APS shall promptly execute and deliver to each other an amendment to the Pharmacy Agreement modifying the terms to incorporate the terms of such Matching Bid Notice, which amendment shall be effective for the term specified in the Competitive Bid Notice. In the event APS fails to give a Matching Bid Notice within said forty five (45) day period, the Terminating Facility may, at any time within the next thirty (30) days, notify APS that it has elected to accept such Competitive Bid and that the Pharmacy Agreement with APS will terminate effective as of the expiration of its then current term, provided, that within such thirty (30) day period the Terminating Facility and such Qualified Pharmacy Provider shall have executed and delivered an agreement containing the terms set forth in the Competitive Bid and shall have delivered a copy of same to APS. If, within the thirty (30) day period specified in the preceding sentence, the Terminating Facility and such Qualified Pharmacy Provider do not execute and deliver an agreement containing the terms set forth in the

Competitive Bid, or do not deliver a copy of same to APS, the Pharmacy Agreement shall not terminate and shall remain in full force and effect in accordance with the terms and conditions hereof and such Pharmacy Agreement (including, without limitation, the same pricing terms contained in such Pharmacy Agreement). In the event such Qualified Pharmacy Provider and the Terminating Facility enter into an agreement containing the terms set forth in the Competitive Bid, the Terminating Facility shall have the option, exercisable upon written notice to APS from the Terminating Facility, to extend the Pharmacy Agreement (on the same pricing terms contained in such Pharmacy Agreement) with APS for period of not less than thirty (30) days, but not more than ninety (90) days, beyond the expiration of its then current term to allow for a smooth transition to the utilization of the Qualified Pharmacy Provider.

                  E. DISPUTE RESOLUTION. The parties or their successors, as applicable, agree to meet and confer in good faith to resolve, through discussions between the parties or their successors, as applicable, any disputes with respect to any Competitive Bid or any other aspect of the provisions of this Section 2. If the parties or their successors, as applicable, are unable to resolve the dispute through such discussions, either party or its successor, as applicable, may submit such dispute to binding arbitration before a single arbitrator in Atlanta, Georgia in accordance with the American Health Lawyers Association Alternative Dispute Resolution Service Rules of Procedure for Arbitration, and judgment upon the award of the arbitrator may be entered in any court having jurisdiction. The prevailing party in any such arbitration (as determined by the arbitrator) shall be entitled to its costs and reasonable attorney's fees incurred in connection with the arbitration. Until any such dispute is resolved through mutual agreement or binding arbitration, each party or its successor, as applicable, shall continue to observe all other terms of the Pharmacy Agreement as amended by this Amendment; provided, however, that the prices paid for pharmacy services pursuant to such Pharmacy Agreement will be, commencing on the date on which the pricing terms under the Competitive Bid would have taken effect, the lesser of (i) the prices set forth in the Pharmacy Agreement or (ii) the prices set forth under the Competitive Bid which is the subject of arbitration. In addition to the foregoing costs and fees, if any such arbitration is resolved in favor of APS or its successors (as applicable) such Terminating Facility shall pay to APS or its successors (as applicable) the amount, if any, resulting from the application of the prices set forth in the Competitive Bid (as described in the preceding sentence) to such Pharmacy Agreement. Notwithstanding anything to the contrary contained in this Amendment or in any Pharmacy Agreement, neither party shall have the right to notify the other that it is in breach of a Pharmacy Agreement on the basis of any dispute with respect to a Competitive Bid or any other aspect of the provisions of this
Section 2 unless and until the arbitrator shall have entered an award in favor of such party with respect to such matter. This subsection 2.E. shall not be construed (i) to require that the parties arbitrate any dispute under any Pharmacy Agreement other than those with respect to Competitive Bids or other aspects of this Section 2 or (ii) to prohibit or otherwise limit the parties' entitlement to pursue any and all other remedies that may be available to them, at law or in equity, with respect to damages they may incur as a result of the breach of any provision of any Pharmacy Agreement, as amended by this Amendment, other than the provisions relating to Competitive Bids and other aspects of this
Section 2.

                  F.       PURCHASER IN APS SALE. For the purposes of this
Section 2 only, the term APS shall also be deemed to mean and include the purchaser of the business and assets of APS in any APS Sale.

         3. REMAINING TERMS AND CONDITIONS. Except as otherwise specifically provided in this Amendment, each Pharmacy Agreement and Additional Agreement shall remain in full force and effect in accordance with the respective terms and conditions thereof. To the extent there is any conflict between any provision of this Amendment and any provision of any Pharmacy Agreement or Additional Agreement, the provision of this Agreement shall control.

         4. AMENDMENTS. This Amendment may not be amended except by an instrument in writing signed by the parties hereto.

         5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and inure to the benefit of, the parties' respective purchasers, transferees, successors and assigns, whether by operation of law or otherwise, including but not limited to the sale of the stock, assets or any other ownership interest of a party hereto to another, or the merger or consolidation of a party hereto in another, or any transaction by which a party to this Amendment transfers its business to another as to which the duties and obligations provided for under this Amendment by the parties hereto arise.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                  MPAN:

                                  AMERICAN-CAL MEDICAL SERVICES, INC.
                                  AMS GREEN TREE, INC.
                                  AMS PROPERTIES, INC.
                                  BRIAN CENTER NURSING CARE/AUSTELL, INC.
                                  BRIAN CENTER NURSING CARE/HICKORY, INC.
                                  BRIAN CENTER NURSING CARE/POWDER SPRINGS,
                                          INC.
                                  BRIAN CENTER OF ASHEBORO, INC.
                                  BRIAN CENTER OF CENTRAL COLUMBIA, INC.
                                  CAMBRIDGE BEDFORD, INC.
                                  CAMBRIDGE EAST, INC.
                                  CAMBRIDGE NORTH, INC.
                                  CAMBRIDGE SOUTH, INC.
                                  CLINTONAIRE NURSING HOME, INC.
                                  CRESTMONT HEALTH CENTER, INC.
                                  EH ACQUISITION CORP.
                                  EH ACQUISITION CORP. II
                                  EH ACQUISITION CORP. III
                                  GCI BELLA VITA, INC.
                                  GCI CAMELLIA CARE CENTER, INC.
                                  GCI COLTER VILLAGE, INC.
                                  GCI EAST VALLEY MEDICAL & REHABILITATION
                                          CENTER,  INC.
                                  GCI FAITH NURSING HOME, INC.
                                  GCI JOLLEY ACRES, INC.
                                  GCI PALM COURT, INC.
                                  GCI PRINCE GEORGE, INC.
                                  GCI SPRINGDALE VILLAGE, INC.
                                  GCI VILLAGE GREEN, INC.
                                  GCI-WISCONSIN PROPERTIES, INC.
                                  GRANCARE OF NORTHERN CALIFORNIA, INC.
                                  GRANCARE SOUTH CAROLINA, INC.
                                  GRANCARE, INC.
                                  HERITAGE NURSING HOME, INC.
                                  HMI CONVALESCENT CARE, INC.
                                  HOSTMASTERS, INC.
                                  LIVING CENTERS - EAST, INC.
                                  LIVING CENTERS - ROCKY MOUNTAIN, INC.
                                  LIVING CENTERS - SOUTHEAST, INC.
                                  LIVING CENTERS OF TEXAS, INC.

                                  MIDDLEBELT-HOPE NURSING HOME, INC.
                                  NATIONAL HERITAGE REALTY, INC.
                                  PROFESSIONAL HEALTH CARE MANAGEMENT, INC.



                                  By:
                                     ------------------------------------------

                                  Print Name:
                                             ----------------------------------

                                  Title:
                                        ---------------------------------------

                                  APS:

                                  AMERICAN MEDICAL INSURANCE BILLING SERVICES,
                                          INC.
                                  AMERICAN PHARMACEUTICAL SERVICES, INC.
                                  APS PHARMACY MANAGEMENT, INC.
                                  COMPASS PHARMACY SERVICES, INC.
                                  COMPASS PHARMACY SERVICES OF TEXAS, INC.



                                  By:
                                     ------------------------------------------

                                  Print Name:
                                             ----------------------------------

                                  Title:
                                        ---------------------------------------

                                    EXHIBIT A

                               APS AND FACILITIES

           MASTER AMENDMENT TO PHARMACY DISPENSING SERVICES AGREEMENTS

         THIS MASTER AMENDMENT TO PHARMACY DISPENSING SERVICES AGREEMENTS ("Amendment") is made and entered into effective as of the ______ day of ________, 2001, by and between American Pharmaceutical Services, Inc., a Delaware corporation, together with its subsidiaries and affiliates identified on the signature page to this Amendment (collectively, "APS") and all of the skilled nursing and/or nursing facilities set forth on Exhibit A to this Amendment (collectively, the "Facilities") which are owned, managed and/or leased by the subsidiaries and affiliates of Mariner Health Group, Inc., a Delaware corporation, identified on the signature page to this Amendment (collectively, "MHG").

         WHEREAS, MHG and certain APS entities are debtors under those jointly administered cases (the "Bankruptcy Cases") filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on January 18, 2000 captioned "In Re: Mariner Health Group, Inc., a Delaware corporation, and affiliates, Debtors" Case No. 00-215 (MFW) (Jointly Administered Case Nos. 00-215 (MFW) through 00-301 (MFW), inclusive);

         WHEREAS, APS provides pharmacy products and services (collectively, "Pharmacy Services") to the Facilities and to the residents of those Facilities (the "Residents");

         WHEREAS, MHG and APS have entered into written agreements, and propose to enter into additional written agreements, that conform with the requirements of 42 C.F.R. ss.488.3, 483.60, and 483.75(h), to provide those Pharmacy Services (collectively, the "Pharmacy Agreements") to the Facilities;

         WHEREAS, it is contemplated that substantially all of the business and assets of APS will be sold (the "APS Sale") upon the approval of such sale by the Bankruptcy Court;

         WHEREAS, upon the December 31, 2001, expiration of the current term of a large number of the Pharmacy Agreements between MHG and APS, the Pharmacy Agreements will renew for a twelve (12) month term, but will be subject to termination by either party, without cause, upon thirty (30) days notice;

         WHEREAS, in the event the purchaser of APS would elect to terminate all, or any number of its Pharmacy Agreements with MHG, MHG would need to obtain Pharmacy Services from one or more institutional pharmacy providers in thirty
(30) days, and would be disadvantaged in negotiating competitive terms because of the above circumstances, and possibly be unable to find a suitable institutional pharmacy provider for certain of its Facilities and Residents due to such things as the geographic location of the Facility and the low payment rate by the Medicaid program in the state where the Facility is located;

         WHEREAS, MHG desires to amend the Pharmacy Agreements expiring December 31, 2001, to protect its Facilities and Residents against such terminations;

         WHEREAS, APS is willing to amend the Pharmacy Agreements expiring December 31, 2001, to address the concerns of MHG;

         WHEREAS, both MHG and APS recognize that as a result of proposed Federal legislative changes, Residents who currently obtain Pharmacy Services under the Medicare and/or Medicaid programs, could become eligible for a Medicare and/or Medicaid drug benefit that would subject any Pharmacy Agreements between MHG and/or APS to a capitated payment, block grant, or other managed care delivery model;

         WHEREAS, MHG and APS desire to be in a position to respond to any such legislative and/or regulatory changes through their Pharmacy Agreements; and

         WHEREAS, MHG and APS, upon approval by the Bankruptcy Court, desire to amend further the Pharmacy Agreements in the manner provided in this Amendment to insure the continuity of the provision of Pharmacy Services to the Facilities and the Residents upon the APS Sale, as well as to ensure that MHG can continue to obtain the provision of quality and cost-effective Pharmacy Services for those Facilities and Residents, and that APS is not unfavorably disadvantaged, under applicable Medicare, Medicaid, and other third party payment systems and any legislative and/or regulatory changes to such payment systems;

         NOW THEREFORE, for and in consideration of the foregoing recitals and of the mutual promises contained in this Agreement the parties hereto hereby agree as follows:

         1.       TERM.

                  A. INITIAL POST-SALE TERM. The term of each Pharmacy Agreement shall automatically renew for a term of eighteen (18) months, commencing as of the closing of the APS Sale (the "Initial Post-Sale Term").

                  B. POST SALE RENEWAL TERMS. Subsequent to the Initial Post-Sale Term, each Pharmacy Agreement shall automatically renew for successive one (1) year terms (each a "Post-Sale Renewal Term") unless either party provides written notice of non-renewal (the "Non-

Renewal Notice") not less than one hundred eighty (180) days prior to the expiration of the Initial Post-Sale Term or any Post-Sale Renewal Term.

                  C. WITHOUT CAUSE TERMINATION. Notwithstanding any provision to the contrary in each Pharmacy Agreement, a Pharmacy Agreement may not be terminated "without cause" by either party during the Initial Post-Sale Term or any Post-Sale Renewal Term.

                  D. OTHER BASES FOR TERMINATION. Except as specifically provided above, each Pharmacy Agreement may be terminated in accordance with the terms, and subject to the conditions, set forth in each such Pharmacy Agreement.

                  E. CONSULTANT PHARMACIST AGREEMENTS AND RESPIRATORY THERAPY EQUIPMENT AGREEMENTS. All consultant pharmacist agreements and respiratory therapy equipment agreements entered into, or to be entered into, between APS and MHG (collectively, the "Additional Agreements") are also amended in a manner consistent with the amendments to the Pharmacy Agreements provided in this Section 1.

         2.       RIGHT TO MATCH COMPETITIVE BID.

                  A. DEFINITIONS. For the purposes of this Section 2, the following terms shall have the following meanings:

                           (I)      "Affiliate" shall mean, as to any Person,
any Person controlling, controlled by or under common control with such Person. For purposes of this Amendment, (y) "Control" shall mean the direct or indirect power to direct or cause the direction of the management of a Person, by ownership of equity securities, by contract, or otherwise, and shall be deemed to exist with respect to any entity as to which the Person in question owns, directly or indirectly, 50% or more of the outstanding voting rights, and (z) "Person" shall mean any individual, corporation, partnership, limited liability company, or other legal entity of any nature whatsoever.

                           (II)     "Competitive Bid" shall mean a written, bona
fide, binding offer by a Qualified Pharmacy Provider (as defined below) to provide pharmacy services to the Facility: (A) on terms which are more competitive on price and, as to each of the following attributes, on terms and conditions which are comparable or superior to the terms and conditions under which such pharmacy services are then being provided by APS to the Facility pursuant to the Pharmacy Agreement: timeliness of services provided, and scope of services provided; (B) on terms which would not entail any material risk of a violation of any applicable law or regulation or of any challenge thereto by regulatory authorities with the Facility; and (C) also specifies the requirements of the next sentence. Without limitation of the foregoing, such Competitive Bid must (A) expressly offer to provide at least the same range of pharmacy and ancillary services (including consultant pharmacy services and respiratory supplies and services) as is then being provided to the Facility by APS pursuant to the Pharmacy Agreement, (B) expressly offer to provide pharmacy services for prices (with the specific price levels offered for each item of pharmacy services stated expressly) which are in the aggregate lower than those charged by APS under the Pharmacy Agreement, (C) expressly state the specific terms and conditions under which the Qualified Pharmacy Provider offers to provide each of the following attributes of pharmacy services: price, quality, timeliness of services provided, and scope of services provided, and (D) expressly offer to provide pharmacy services for a minimum of five thousand (5,000) beds at the Facilities (including those beds at the Facility) and for a duration of not less than two (2) years.

                           (III)    "Qualified Pharmacy Provider" shall mean an
institutional pharmacy (A) which possesses, and employs or otherwise retains individuals possessing, all licenses, permits, and authorizations required under applicable laws and regulations to provide pharmacy services to the Facility in the state where such Facility is located, (B) which is capable of actually providing the pharmacy services to the Facility in the state where such Facility is located, on the terms offered by such provider, (C) whose offer to provide pharmacy services, if set forth in an agreement, would not entail any material risk of a violation of any applicable law or regulation or of any challenge thereto by regulatory authorities with the Facility, and (D) which is not APS, an Affiliate of APS, any Person to which any Pharmacy Agreements are assigned by APS (but only with respect to such assigned agreements), or an Affiliate of any such Person (but only with respect to such assigned agreements).

                  B. RIGHT TO MATCH COMPETITIVE BID UPON RECEIPT OF NON-RENEWAL NOTICE. For the Initial Post-Sale Term only, APS shall have the right, in the event a Facility (the "Terminating Facility") receives a Competitive Bid from a Qualified Pharmacy Provider and thereafter issues to APS a Non-Renewal Notice, to match any Competitive Bid that a Qualified Pharmacy Provider has submitted to the Terminating Facility to provide pharmacy services to that Terminating Facility. The Non-Renewal Notice provided by the Terminating Facility to APS during the Initial Post-Sale Term only shall be accompanied by a competitive bid notice that meets the requirements of subsection 2.C. below (a "Competitive Bid Notice"). Upon the giving of such Competitive Bid Notice, the provisions of subsections 2.C. through 2.D. below shall apply. The right of APS to match a Competitive Bid as provided under this Section 2 shall be limited to the Initial Post-Sale Term only.

                  C. COMPETITIVE BID NOTICE. In order to constitute a Competitive Bid Notice pursuant to this Section 2, the notice given by the Terminating Facility must (i) be in writing and be delivered to APS, (ii) include a copy of the Competitive Bid from the Qualified Pharmacy Provider or, if the Terminating Facility is prohibited from including a copy of such Competitive Bid, a summary of the terms of the Competitive Bid in reasonably sufficient detail to enable APS to respond to such Competitive Bid, and (iii) certify to APS that such Competitive Bid constitutes a good faith Competitive Bid from a Qualified Pharmacy Provider which the Terminating Facility desires in good faith to accept, unless APS matches the terms thereof as set forth in subsection 2.D. below.

                  D. RIGHT TO MATCH COMPETITIVE BID. In the event that APS receives a Competitive Bid Notice meeting the requirements of subsection 2.C., APS shall have the right, for a period of forty five (45) days after its receipt thereof, but no obligation whatsoever, to match the Competitive Bid by furnishing notice to the Terminating Facility of its election to do so (a "Matching Bid Notice"). In the event that a Matching Bid Notice is given within such period, the Terminating Facility and APS shall promptly execute and deliver to each other an amendment to the Pharmacy Agreement modifying the terms to incorporate the terms of such Matching Bid Notice, which amendment shall be effective for the term specified in the Competitive Bid Notice. In the event APS fails to give a Matching Bid Notice within said forty five (45) day period, the Terminating Facility may, at any time within the next thirty (30) days, notify APS that it has elected to accept such Competitive Bid and that the Pharmacy Agreement with APS will terminate effective as of the expiration of its then current term, provided, that within such thirty (30) day period the Terminating Facility and such Qualified Pharmacy Provider shall have executed and delivered an agreement containing the terms set forth in the

Competitive Bid and shall have delivered a copy of same to APS. If, within the thirty (30) day period specified in the preceding sentence, the Terminating Facility and such Qualified Pharmacy Provider do not execute and deliver an agreement containing the terms set forth in the Competitive Bid, or do not deliver a copy of same to APS, the Pharmacy Agreement shall not terminate and shall remain in full force and effect in accordance with the terms and conditions hereof and such Pharmacy Agreement (including, without limitation, the same pricing terms contained in such Pharmacy Agreement). In the event such Qualified Pharmacy Provider and the Terminating Facility enter into an agreement containing the terms set forth in the Competitive Bid, the Terminating Facility shall have the option, exercisable upon written notice to APS from the Terminating Facility, to extend the Pharmacy Agreement (on the same pricing terms contained in such Pharmacy Agreement) with APS for period of not less than thirty (30) days, but not more than ninety (90) days, beyond the expiration of its then current term to allow for a smooth transition to the utilization of the Qualified Pharmacy Provider.

                  E. DISPUTE RESOLUTION. The parties or their successors, as applicable, agree to meet and confer in good faith to resolve, through discussions between the parties or their successors, as applicable, any disputes with respect to any Competitive Bid or any other aspect of the provisions of this Section 2. If the parties or their successors, as applicable, are unable to resolve the dispute through such discussions, either party or its successor, as applicable, may submit such dispute to binding arbitration before a single arbitrator in Atlanta, Georgia in accordance with the American Health Lawyers Association Alternative Dispute Resolution Service Rules of Procedure for Arbitration, and judgment upon the award of the arbitrator may be entered in any court having jurisdiction. The prevailing party in any such arbitration (as determined by the arbitrator) shall be entitled to its costs and reasonable attorney's fees incurred in connection with the arbitration. Until any such dispute is resolved through mutual agreement or binding arbitration, each party or its successor, as applicable, shall continue to observe all other terms of the Pharmacy Agreement as amended by this Amendment; provided, however, that the prices paid for pharmacy services pursuant to such Pharmacy Agreement will be, commencing on the date on which the pricing terms under the Competitive Bid would have taken effect, the lesser of (i) the prices set forth in the Pharmacy Agreement or (ii) the prices set forth under the Competitive Bid which is the subject of arbitration. In addition to the foregoing costs and fees, if any such arbitration is resolved in favor of APS or its successors (as applicable) such Terminating Facility shall pay to APS or its successors (as applicable) the amount, if any, resulting from the application of the prices set forth in the Competitive Bid (as described in the preceding sentence) to such Pharmacy Agreement. Notwithstanding anything to the contrary contained in this Amendment or in any Pharmacy Agreement, neither party shall have the right to notify the other that it is in breach of a Pharmacy Agreement on the basis of any dispute with respect to a Competitive Bid or any other aspect of the provisions of this
Section 2 unless and until the arbitrator shall have entered an award in favor of such party with respect to such matter. This subsection 2.E. shall not be construed (i) to require that the parties arbitrate any dispute under any Pharmacy Agreement other than those with respect to Competitive Bids or other aspects of this Section 2 or (ii) to prohibit or otherwise limit the parties' entitlement to pursue any and all other remedies that may be available to them, at law or in equity, with respect to damages they may incur as a result of the breach of any provision of any Pharmacy Agreement, as amended by this Amendment, other than the provisions relating to Competitive Bids and other aspects of this
Section 2.

                  F.       PURCHASER IN APS SALE. For the purposes of this
Section 2 only, the term APS shall also be deemed to mean and include the purchaser of the business and assets of APS in any APS Sale.

         3. REMAINING TERMS AND CONDITIONS. Except as otherwise specifically provided in this Amendment, each Pharmacy Agreement and Additional Agreement shall remain in full force and effect in accordance with the respective terms and conditions thereof. To the extent there is any conflict between any provision of this Amendment and any provision of any Pharmacy Agreement or Additional Agreement, the provision of this Agreement shall control.

         4. AMENDMENTS. This Amendment may not be amended except by an instrument in writing signed by the parties hereto.

         5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and inure to the benefit of, the parties' respective purchasers, transferees, successors and assigns, whether by operation of law or otherwise, including but not limited to the sale of the stock, assets or any other ownership interest of a party hereto to another, or the merger or consolidation of a party hereto in another, or any transaction by which a party to this Amendment transfers its business to another as to which the duties and obligations provided for under this Amendment by the parties hereto arise.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                  MHG:

                                  BRIDE BROOK NURSING & REHABILITATION CENTER,
                                             INC.
                                  CYPRESS NURSING FACILITY, INC.
                                  LONGWOOD REHABILITATION CENTER, INC.
                                  MARINER HEALTH AT BONIFAY, INC.
                                  MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
                                  MARINER HEALTH CARE OF DELAND, INC.
                                  MARINER HEALTH CARE OF INVERNESS, INC.
                                  MARINER HEALTH CARE OF LAKE WORTH, INC.
                                  MARINER HEALTH CARE OF MACCLENNY, INC.
                                  MARINER HEALTH CARE OF METROWEST, INC.
                                  MARINER HEALTH CARE OF NASHVILLE, INC.
                                  MARINER HEALTH CARE OF ORANGE CITY, INC.
                                  MARINER HEALTH CARE OF PALM CITY, INC.
                                  MARINER HEALTH CARE OF PINELLAS POINT, INC.
                                  MARINER HEALTH CARE OF PORT ORANGE, INC.
                                  MARINER HEALTH CARE OF SOUTHERN
                                          CONNECTICUT, INC.
                                  MARINER HEALTH CARE OF TUSKAWILLA, INC.
                                  MARINER HEALTH OF FLORIDA, INC.
                                  MARINER HEALTH OF JACKSONVILLE, INC.
                                  MARINER HEALTH OF MARYLAND, INC.
                                  MARINER HEALTH OF ORLANDO, INC.
                                  MARINER HEALTH OF PALMETTO, INC.
                                  MARINER HEALTH PROPERTIES IV, LTD.
                                  MERRIMACK VALLEY NURSING & REHABILITATION
                                          CENTER, INC.
                                  METHUEN NURSING & REHABILITATION CENTER,
                                          INC.
                                  MYSTIC NURSING & REHABILITATION CENTER, INC.
                                  PENDLETON NURSING & REHABILITATION CENTER,
                                          INC.
                                  PINNACLE CARE CORPORATION OF NASHVILLE
                                  PINNACLE CARE CORPORATION OF SENECA
                                  SASSAQUIN NURSING & REHABILITATION CENTER,
                                          INC.

                                  TAMPA MEDICAL ASSOCIATES, INC.



                                  By:
                                     ------------------------------------------

                                  Print Name:
                                             ----------------------------------

                                  Title:
                                        ---------------------------------------

                                  APS:

                                  AMERICAN PHARMACEUTICAL SERVICES, INC.
                                  COMPASS PHARMACY SERVICES, INC.
                                  COMPASS PHARMACY SERVICES OF MARYLAND, INC.
                                  PINNACLE PHARMACEUTICAL SERVICES, INC.
                                  THE OCEAN PHARMACY, INC.
                                  COMPASS PHARMACY SERVICES OF TEXAS, INC.



                                  By:
                                     ------------------------------------------

                                  Print Name:
                                             ----------------------------------

                                  Title:
                                        ---------------------------------------

                                    EXHIBIT A

                               APS AND FACILITIES


                                      -13-